UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2026

Sysco Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other jurisdiction of incorporation)	1-06544 (Commission File Number)	74-1648137 (IRS Employer Identification No.)

1390 Enclave Parkway,
Houston, Texas 77019

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (281) 584-2099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SYY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, on March 30, 2026, Sysco Corporation (“Sysco”) entered into an Agreement and Plan of Merger, by and among Sysco, Sysco Holdings Corporation (formerly known as New Slider Holdco, Inc.), a Delaware corporation (“Sysco Holdings”), JRD Unico Inc., a Delaware corporation (“JRD”), Warehouse Realty, LLC, a Delaware limited liability company (“Warehouse Realty,” and together with JRD, known as “Jetro Restaurant Depot”), and certain merger subsidiaries.

This Current Report on Form 8-K is being filed with the U.S. Securities and Exchange Commission to file, and to incorporate by reference into a registration statement and related prospectus, and any accompanying prospectus supplements, filed by Sysco and/or Sysco Holdings, the following:

(i)	the audited combined financial statements of JRD and Affiliates as of and for the years ended December 27, 2025 and December 28, 2024, and the notes related thereto, which are attached hereto as Exhibit 99.1 and incorporated by reference herein;

(ii)	the unaudited combined financial statements of JRD and Affiliates as of and for the 13-week and 26-week periods ended June 27, 2026 and June 28, 2025, and the notes related thereto, which are attached hereto as Exhibit 99.2 and incorporated by reference herein;

(iii)	the unaudited pro forma condensed combined financial statements of Sysco as of and for the fiscal year ended June 27, 2026, and the notes related thereto, which are attached hereto as Exhibit 99.3 and incorporated by reference herein;

(iv)	the JRD and Affiliates’ Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 27, 2025 and December 28, 2024, which are attached hereto as Exhibit 99.4 and incorporated by reference herein.

(v)	the JRD and Affiliates’ Management’s Discussion and Analysis of Financial Condition and Results of Operations for the 13-week and 26-week periods ended June 27, 2026 and June 28, 2025, which are attached hereto as Exhibit 99.5 and incorporated by reference herein; and

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors of Jetro Restaurant Depot.
99.1	Audited Combined Financial Statements of JRD and Affiliates as of and for the years ended December 27, 2025 and December 28, 2024.
99.2	Unaudited Combined Financial Statements of JRD and Affiliates as of and for the 13-week and 26-week periods ended June 27, 2026 and June 28, 2025.
99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Sysco.
99.4	JRD and Affiliates’ Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 27, 2025 and December 28, 2024.
99.5	JRD and Affiliates’ Management’s Discussion and Analysis of Financial Condition and Results of Operations for the 13-week and 26-week periods ended June 27, 2026 and June 28, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         September 14, 2026

Sysco Corporation

By:	/s/ Andrew Wurdack
	Name:	Andrew Wurdack
	Title:	Vice President, Securities and Corporate Governance & Assistant Secretary